Net deferred tax position	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Net deferred tax position	Net deferred tax position
An analysis of the net deferred tax position is set forth below:

(€ million)	2023		2022	2021
Deferred taxes on:
Consolidation adjustments (intragroup margin in inventory)	1,525		1,388	1,292
Provision for pensions and other employee benefits	853		850	1,117
Remeasurement of other acquired intangible assets	(2,904)	(a)	(3,269)	(3,079)
Recognition of acquired property, plant and equipment at fair value	(21)		(24)	(26)
Equity interests in subsidiaries and investments in other entities(b)	(1,023)		(617)	(590)
Tax losses available for carry-forward	1,526		1,506	1,516
Stock options and other share-based payments	84		92	88
Accrued expenses and provisions deductible at the time of payment(c)	1,994		1,859	1,585
Other(d)	2,536		1,755	1,078
Net deferred tax asset/(liability)	4,570		3,540	2,981
(a)    As of December 31, 2023, includes remeasurements of the acquired intangible assets of Bioverativ (€1,241 million), Principia (€610 million), Ablynx (€204 million), Genzyme (€50 million) and Amunix (€109 million).
(b)    In some countries, Sanofi is liable for withholding taxes and other tax charges when dividends are distributed. Consequently, Sanofi recognizes a deferred tax liability on the reserves of French and foreign subsidiaries (approximately €60.4 billion) which it regards as likely to be distributed in the foreseeable future. In determining the amount of the deferred tax liability as of December 31, 2023, Sanofi took into account changes in the ownership structure of certain subsidiaries, and the effects of changes in the taxation of dividends in France, following the ruling of the Court of Justice of the European Union in the Steria case and the resulting amendments to the 2015 Finance Act. As of December 31, 2023, this line includes a deferred tax liability arising from temporary differences on investments in subsidiaries which Sanofi expects will reverse in connection with the proposed separation of the Consumer Healthcare business, as announced in October 2023 (see Note D.30.).
(c)    Includes deferred tax assets related to restructuring provisions, amounting to €286 million as of December 31, 2023, €256 million as of December 31, 2022, and €226 million as of December 31, 2021.
(d)    Includes deferred taxes arising on the spread tax deduction of R&D expenses, amounting to €1,331 million as of December 31, 2023 and €742 million as of December 31, 2022.

The reserves of Sanofi subsidiaries that would be taxable if distributed but for which no distribution is planned, and for which no deferred tax liability has therefore been recognized, totaled €10.0 billion as of December 31, 2023, compared with €10.6 billion as of December 31, 2022 and €10.0 billion as of December 31, 2021.
Most of Sanofi’s tax loss carry-forwards are available indefinitely. For a description of policies on the recognition of deferred tax assets, refer to Note B.22. For each tax consolidation, the recognition of deferred tax assets is determined on the basis of profit forecasts that are consistent with Sanofi’s medium-term strategic plan, and taking into consideration the tax consequences of the strategic opportunities available to Sanofi within the period of availability of tax loss carry-forwards and the specific circumstances of each tax consolidation. Deferred tax assets relating to tax loss carry-forwards as of December 31, 2023 amounted to €2,729 million, of which €1,203 million were not recognized (including €473 million in respect of capital losses). This compares with €2,650 million as of December 31, 2022 (of which €1,144 million were not recognized) and €2,391 million as of December 31, 2021 (of which €875 million were not recognized).
The table below shows when tax losses available for carry-forward are due to expire:

(€ million)	Tax losses available for carry-forward(a)
2024	6
2025	7
2026	34
2027	23
2028	126
2029 and later	8,737
Total as of December 31, 2023	8,933
Total as of December 31, 2022	8,503
Total as of December 31, 2021	7,644
(a)    Excluding tax loss carry-forwards on asset disposals. Such carry-forwards amounted to €5 million as of December 31, 2023, €5 million as of December 31, 2022 and €5 million as of December 31, 2021.

Use of tax loss carry-forwards is limited to the entity in which they arose. In jurisdictions where tax consolidations are in place, tax losses can be netted against taxable income generated by entities in the same tax consolidation.
Deferred tax assets not recognized (primarily because their future recovery was not regarded as probable given the expected results of the entities in question) amounted to €1,062 million in 2023, €995 million in 2022 and €615 million in 2021.